UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Second Floor, 96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-294-0607
(Registrant's Telephone Number, including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        At a meeting of the Board of Directors of Tyco Electronics Ltd. (the "Company") on November 18, 2008, the Board determined to elect John C. Van Scoter to the Board effective as of December 1, 2008. The size of the Board was increased to twelve, effective as of December 1, 2008, in connection with the election. He will be entitled to receive a director retainer fee of $200,000 per annum, payable $80,000 in cash and $120,000 in Tyco Electronics deferred stock units pursuant to the Company's 2007 Stock and Incentive Plan, which will be paid out in Company common shares at the conclusion of Mr. Van Scoter's service as a non-employee director. The press release announcing Mr. Van Scoter's election is attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

  (d)
  Exhibits

Exhibit No.	Description
99.1	Press release issued November 25, 2008.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)

	By:	/s/ ROBERT A. SCOTT Robert A. Scott Executive Vice President and General Counsel
Date: November 25, 2008

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